Earnout Liability	6 Months Ended
Jun. 30, 2024
Earnout Liability [Abstract]
Earnout Liability	Earnout Liability

Sponsor Earnout
As of December 31, 2023	$419
Change in fair value of financial instruments	(206)
As of June 30, 2024	$213

Sponsor Earnout

Pursuant to that certain Sponsor Support Agreement, dated as of July 5, 2021, by and among us, the Sponsor and Nettar, the Sponsor has agreed that during the period between the Closing and the five-year anniversary of the Closing, the Sponsor shall not sell, transfer or otherwise dispose of Class A Ordinary Shares equal to 1,869,000 less 30% of Forfeiture Escrow Shares retired and canceled (“Sponsor Earnout”). The Sponsor Earnout is subject to potential forfeiture to us for no consideration until the occurrence of each tranche’s respective earnout triggering event. The earnout triggering events related to achieving a closing price at or above $12.50, $15.00 and $20.00 per share, respectively, for any 10 trading days over a 20-trading-day period were not satisfied during the six months ended June 30, 2024. As a result, the 1,775,962 Class A Ordinary Shares were not vested and are subject to transfer restrictions and contingent forfeiture provisions.

The estimated fair value of the Sponsor Earnout liability is based on a Monte Carlo simulation valuation model using a distribution of potential outcomes on a semi-annual basis over the earnout period, using the most reliable information available. Assumptions used in the valuation are as follows:

	June 30, 2024	December 31, 2023
Expected term (in years)	2.57	3.07
Dividend yield (%)	—%	—%
Expected volatility	80.5%	64.0%
Risk-free interest rate	4.6%	4.0%
Expected number of shares	1,775,962	1,775,962